UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2016

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA		94301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 7, 2016, Hercules Capital, Inc., (the “Company”) through a special purpose wholly-owned subsidiary, Hercules Funding II LLC (“Hercules Funding II”), entered into the Third Amendment (the “Wells Facility Amendment”) to the Amended and Restated Loan and Security Agreement, dated as of June 29, 2015 (as amended from time to time, the “Wells Facility”) with Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as the arranger and the administrative agent (the “Administrative Agent”), and the lenders (the “Lenders”) party thereto from time to time.

The Wells Facility Amendment amends certain provisions of the Wells Facility to, among other things, (i) permit two or more Lenders holding more than fifty percent (50%) of the commitments under the Wells Facility, rather than the Administrative Agent, to waive the eligibility criteria and (ii) modify the definition of “Required Lenders”.

The foregoing description of the Well Facility Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Wells Facility Amendment filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On April 11, 2016, the Company issued a press release announcing its first quarter portfolio update and select achievements for the first quarter of 2016. The text of the press release is included as an exhibit to this Form 8-K.

The information disclosed under this Item 2.02 including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amendment to the Amended and Restated Loan and Security Agreement, dated as of April 7, 2016, by and among Hercules Funding II LLC as borrower, Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as Administrative Agent, and the Lenders party thereto from time to time.

99.1	Press Release dated April 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

April 11, 2016	By:	/s/ Melanie Grace
Melanie Grace General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

10.1	Third Amendment to the Amended and Restated Loan and Security Agreement, dated as of April 7, 2016, by and among Hercules Funding II LLC as borrower, Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as Administrative Agent, and the Lenders party thereto from time to time.

99.1	Press Release dated April 11, 2016.